Exhibit 10.23

FORM OF

SPLIT DOLLAR INSURANCE AGREEMENT

THIS AGREEMENT made and entered into this first day of _____________, ____, by and between EVB, a Virginia corporation, with principal offices and place of business in the Commonwealth of Virginia (hereinafter referred to as the “Corporation”), and ______________________________, an individual residing in the Commonwealth of Virginia (hereinafter referred to as the “Employee”), recites and provides as follows:

RECITALS:

WHEREAS, the Employee is employed by the Corporation; and

WHEREAS, the Employee wishes to provide life insurance protection for his family in the event of his death, under one or more policies of life insurance insuring his life (hereinafter referred to as the “Policies” or individually as a “Policy”), which are described in Exhibit A attached hereto and by this reference made a part hereof, and which is being issued by _____________________________________________ (hereinafter referred to as the “Insurer”); and

WHEREAS, the Corporation is willing to pay the premiums due on the Policies as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

WHEREAS, the Corporation is the owner of the Policies and, as such, possesses all incidents of ownership in and to the Policies; and

WHEREAS, the Corporation wishes to retain such ownership rights, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policies;

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

1.          Purchase of Policies. The Corporation shall contemporaneously purchase the Policies from the Insurer in the total face amount of [$__________]. The parties hereto agree that they will take all necessary action to cause the Insurer to issue the Policies, and shall take any further action which may be necessary to cause the Policies to conform to the provisions of this Agreement. The parties hereto agree that the Policies shall be subject to the terms and conditions of this Agreement and of the endorsement to the Policies filed with the Insurer.

2.          Ownership of Policies. The Corporation shall be the sole and absolute owner of the Policies, and may exercise all ownership rights granted to the owner thereof by the terms of the Policies, except as may otherwise be provided herein.

3.          Election of Settlement Option and Beneficiary. The Employee may select the settlement option for payment of the death benefit provided under the Policies and the beneficiary or beneficiaries to receive the portion of Policies proceeds to which the Employee is entitled hereunder, by specifying the same in a written notice to the Corporation. Upon receipt of such notice, the Corporation shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the death proceeds of the Policies in excess of the amount to which the Corporation is entitled hereunder. The parties hereto agree to take all action necessary to cause the beneficiary designation and settlement election provisions of the Policies to conform to the provisions hereof. The Corporation shall not terminate, alter or amend such designation or election without the express written consent of the Employee.

4.          Dividends. Any dividend declared on the Policies shall be applied to purchase paid-up additional insurance on the life of the Employee. The parties hereto agree that the dividend election provisions of the Policies shall conform to the provisions hereof.

5.          Payment of Premiums. On or before the due date of each Policy’s premium, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes as a result of the insurance protection provided under the Policies and this Agreement.

6.          Designation of Policies Beneficiary/Endorsement. Contemporaneously with the execution of this Agreement, the Corporation has executed a beneficiary designation for and/or an endorsement to the Policies, under the form used by the Insurer for such designations, in order to secure the Corporation’s recovery of the amount of the premiums on the Policies paid by the Corporation hereunder. Such beneficiary designation or endorsement shall not be terminated, altered or amended by the Corporation, without the express written consent of the Employee. The parties hereto agree to take all action necessary to cause such beneficiary designation or endorsement to conform to the provisions of this Agreement.

7.          Limitations on Corporation’s Rights in Policies. Except as otherwise provided herein, the Corporation may sell, assign, transfer, surrender or cancel the Policies, change the beneficiary designation provision thereof, or terminate the dividend election thereof without, in any such case, the express written consent of the Employee. In the event the Policies are sold, assigned, transferred, surrendered or cancelled, or the beneficiary designation is changed, or the dividend election is terminated, the Employee’s and his beneficiary or beneficiaries’ rights under this Agreement may be limited or may terminate.

8.          Loans. The Corporation may pledge or assign the Policies, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the lesser of (i) the amount of the premiums on the Policies paid by the Corporation hereunder, or (ii) the cash surrender value of the Policies (as defined therein) as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Corporation. If the Corporation so encumbers the Policies, other than by a Policy’s loan from the Insurer, then, upon the death of the Employee, the Corporation shall promptly take all action necessary to secure the release or discharge of such encumbrance.

9.           Collection of Death Proceeds.

a.           Upon the death of the Employee, the Corporation shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policies; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

b.           Upon the death of the Employee, an amount equal to four times the Employee’s annual base salary at the time of death, less [$___________], shall be paid directly to the beneficiary or beneficiaries designated by the Corporation at the direction of the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policies. The Corporation shall have the unqualified right to receive the balance of the death benefit provided under the Policies, if any. In no event shall the amount payable to the beneficiary or beneficiaries designated by the Corporation at the direction of the Employee hereunder exceed the sum of life insurance proceeds on all life insurance policies (not limited to the Policies) owned by the Corporation insuring the Employee, less the cash surrender value of those policies at the time of the Employee’s death. In the event no proceeds are payable for any reason, including because the Policies (and/or other policies referred to in the preceding sentence) have been surrendered or cancelled, no amount shall be payable to such beneficiary or beneficiaries. No amount shall be paid to the Corporation from such death benefit until the full amount due the beneficiary or beneficiaries designated by the Corporation at the direction of the Employee has been paid. The parties hereto agree that the beneficiary designation provision of the Policies shall conform to the provisions hereof.

10.         Termination of the Agreement During the Employee’s Lifetime.

a.           This Agreement shall terminate, during the Employee’s lifetime, without notice, upon the occurrence of any of the following events: (i) total cessation of the Corporation’s business; (ii) bankruptcy, receivership or dissolution of the Corporation; or (iii) termination of Employee’s employment with the Corporation (other than by reason of his death), including the retirement as an employee of the Corporation.

b.           In addition, the Employee may terminate this Agreement, while no premium under the Policies is overdue, by written notice to the Corporation. Such termination shall be effective as of the date of such notice.

11.         Disposition of the Policies on Termination of the Agreement During the Employee’s Lifetime. Upon termination of this Agreement during the Employee’s lifetime, the Corporation shall have the right to be repaid for the total sum of premiums which it paid hereunder and may enforce its right to be repaid for the premiums which it paid hereunder by surrendering or canceling the Policies for its cash surrender value, or it may change the beneficiary designation provisions of the Policies, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policies, without regard to the provisions hereof Upon termination of this Agreement during the Employee’s lifetime, neither the Employee, his assignee, nor their heirs, assigns or beneficiaries, shall have any further interest in and to the Policies, either under the terms thereof or under this Agreement.

12.         Insurer Not a Party. The Insurer shall be fully discharged from its obligations under the Policies by payment of the Policies death benefit to the beneficiary or beneficiaries named in the Policies, subject to the terms and conditions of the Policies. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policies, except insofar as the provisions hereof are made a part of the Policies by the beneficiary designation executed by the Corporation and filed with the Insurer in connection herewith.

13.         Named Fiduciary, Determination of Benefits, Claims Procedure and Administration.

a.           The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding Policies and method consistent with the objectives of this Agreement.

b.           A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a “Claimant”) may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the President of the Corporation at its then principal place of business. Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

c.           If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (d) hereof.

d.           Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation’s determination by the Secretary of the Corporation within such sixty (60) day period, he or she shall be barred and estopped from challenging the Corporation’s determination.

e.           Within sixty (60) days after the Secretary’s receipt of a request for review, he or she will review the Corporation’s determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

f.            No benefit will be paid under this Agreement unless the Corporation or the Secretary, as applicable, determines in its discretion that a payment is due hereunder.

14.         Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

15.         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his successors, assigns, heirs, executors, administrators and beneficiaries.

16.         Notices. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party’s last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

17.         Governing Law. This Agreement and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

Corporation

EVB

BY:_________________________

TITLE:_______________________

[Name of Employee]

______________________________

EXHIBIT A

The following life insurance policies are subject to the attached Split-Dollar Agreement:

Insurer	[__________________________]

Insured	[_______________________]

Policies Number	[____________]

Face Amount	[$___________]

Date of Issue	[____________]

Insurer	[__________________________]

Insured	[_______________________]

Policies Number	[____________]

Face Amount	[$___________]

Date of Issue	[____________]

CONSENT TO ASSIGNMENT:

The undersigned Corporation hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement, by and between the Assignor and the Corporation, to the Assignee designated therein. The undersigned Corporation hereby agrees that, from and after the date hereof, the undersigned Corporation shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original employee party thereto.

EVB

BY: __________________________

TITLE:________________________

[Name of Employee]

BENEFICIARY DESIGNATION FORM

FOR EVB SPLIT DOLLAR INSURANCE AGREEMENT

PRIMARY DESIGNATION:

Name	Address	Relationship

SECONDARY (CONTINGENT) DESIGNATION:

All sums payable under the Split Dollar Insurance Agreement by reason of my death shall be paid to the Primary Beneficiary, if he or she survives me, and if no Primary Beneficiary shall survive me, then to the Secondary (Contingent) Beneficiary.

Signature	Date

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